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                                                                    EXHIBIT 10.8

                                                                    ANNUAL GRANT

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                           FOR NON-EMPLOYEE DIRECTORS
                     UNDER THE PROGRESS SOFTWARE CORPORATION
                            1997 STOCK INCENTIVE PLAN

Name of Optionee: __________

No. of Option Shares: __________

Option Exercise Price per Share: $__________

Grant Date: __________

Expiration Date: __________

     Pursuant to the Progress Software Corporation 1997 Stock Incentive Plan as amended through the date hereof (the "Plan"), Progress Software Corporation (the "Company") hereby grants to the Optionee named above, who is a Director of the Company, an option (the "Stock Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $.01 per share, of the Company (the "Stock") at the Option Exercise Price per share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

     1. Exercisability. This Stock Option shall be immediately exercisable in full on the Grant Date.

     2. Manner of Exercise.

          (a) From time to time on or prior to the Expiration Date, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

     Payment of the purchase price for the Option Shares may be made by check or any other form of payment that is permitted by Section 5(a)(iv) of the Plan.

          (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the

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Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

          (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

     3. Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below:

          (a) Termination by Reason of Death. If the Optionee ceases to be a Director by reason of the Optionee's death, any portion of this Stock Option outstanding on such date may be exercised by his or her legal representative or legatee for a period of 24 months from the date of cessation of service as a Director or until the Expiration Date, if earlier.

          (b) Termination by Reason of Cause If the Optionee ceases to be a Director by reason of the Optionee's termination of service for Cause (as defined in the Plan), no portion of this Stock Option may be exercised after the last day of service as a Director.

          (c) Termination by Reason of Disability If the Optionee ceases to be a Director by reason of the Optionee's Disability (as defined in the Plan), any portion of this Stock Option outstanding on such date, may be exercised by the Optionee for a period of 12 months from the date of cessessation as a Dirertor or until the Expiration Date, if earlier.

          (d) Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee's death or termination for Cause or Disability, any portion of this Stock Option outstanding on such date may be exercised for a period of 90 days from the date of cessation of services as a Director or 30 days after the end of the blackout period, if later; provided, however, that this Stock Option shall nevertheless expire on the Expiration Date, if earlier.

     4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in
Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution; provided, however, that with the consent of the Administrator, this Stock Option may be transferred, without payment of consideration, to a member of the Optionee's immediate family or to a trust or partnership whose beneficiaries are members of the Optionee's immediate family.

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     6. No Obligation to Continue as a Director. Neither the Plan nor this Stock
Option confers upon the Optionee any rights with respect to continuance as a Director.

     7. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

                                        PROGRESS SOFTWARE CORPORATION


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

     The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated:
       -------------------              ----------------------------------------
                                        Optionee's Signature